UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2009
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly,	20151
Virginia

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Matthew P. Lawlor, Chairman and CEO of Online Resources Corporation is scheduled to present at the Raymond James’ 30th Annual Institutional Investors Conference on Monday, March 9, 2009 at approximately 3:25pm. The slide presentation is shown as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
Attached as Exhibit 99.1 is the slide presentation that will be shown at the Raymond James’ 30th Annual Institutional Investors Conference on Monday, March 9, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation
March 23, 2009	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer and Treasurer